Exhibit 99.1 Relief you can rely on Investor Presentation | June 2021Exhibit 99.1 Relief you can rely on Investor Presentation | June 2021

Forward Looking Statements and Industry and Market Data Unless the context otherwise requires, the terms “Trulieve,” “we,” “us” and “our” in this prospectus refer to Trulieve Cannabis Corp. and its subsidiaries. Certain statements in this presentation constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”), which can often be identified by words such as “will”, “may”, “estimate”, “expect”, “plan”, “project”, “intend”, “anticipate” and other words indicating that the statements are forward-looking. Such forward-looking statements are expectations only and are subject to known and unknown risks, uncertainties and other important factors, including, but not limited to, risk factors included in this presentation, that could cause the Company’s actual results, performance or achievements or industry results to differ materially from any future results, performance or achievements implied by such forward-looking statements. Such risks and uncertainties include, among others, dependence on obtaining and maintaining regulatory approvals, including acquiring and renewing state, local or other licenses; engaging in activities which currently are illegal under United States federal law and the uncertainty of existing protection from United States federal or other prosecution; regulatory or political change such as changes in applicable laws and regulations, including United States state-law legalization, particularly in Florida, due to inconsistent public opinion, perception of the medical-use and adult-use cannabis industry, bureaucratic delays or inefficiencies or any other reasons; any other factors or developments which may hinder market growth; reliance on management; and the effect of capital market conditions and other factors on capital availability; competition, including from more established or better financed competitors; and the need to secure and maintain corporate alliances and partnerships, including with customers and suppliers. These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. PLEASE NOTE THAT MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, INCLUDING ITS CONSUMPTION, POSSESSION, CULTIVATION, DISTRIBUTION, MANUFACTURING, DISPENSING, AND POSSESSION WITH INTENT TO DISTRIBUTE. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold. 2 │ © 2021 Trulieve. All Rights Reserved.Forward Looking Statements and Industry and Market Data Unless the context otherwise requires, the terms “Trulieve,” “we,” “us” and “our” in this prospectus refer to Trulieve Cannabis Corp. and its subsidiaries. Certain statements in this presentation constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”), which can often be identified by words such as “will”, “may”, “estimate”, “expect”, “plan”, “project”, “intend”, “anticipate” and other words indicating that the statements are forward-looking. Such forward-looking statements are expectations only and are subject to known and unknown risks, uncertainties and other important factors, including, but not limited to, risk factors included in this presentation, that could cause the Company’s actual results, performance or achievements or industry results to differ materially from any future results, performance or achievements implied by such forward-looking statements. Such risks and uncertainties include, among others, dependence on obtaining and maintaining regulatory approvals, including acquiring and renewing state, local or other licenses; engaging in activities which currently are illegal under United States federal law and the uncertainty of existing protection from United States federal or other prosecution; regulatory or political change such as changes in applicable laws and regulations, including United States state-law legalization, particularly in Florida, due to inconsistent public opinion, perception of the medical-use and adult-use cannabis industry, bureaucratic delays or inefficiencies or any other reasons; any other factors or developments which may hinder market growth; reliance on management; and the effect of capital market conditions and other factors on capital availability; competition, including from more established or better financed competitors; and the need to secure and maintain corporate alliances and partnerships, including with customers and suppliers. These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. PLEASE NOTE THAT MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, INCLUDING ITS CONSUMPTION, POSSESSION, CULTIVATION, DISTRIBUTION, MANUFACTURING, DISPENSING, AND POSSESSION WITH INTENT TO DISTRIBUTE. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold. 2 │ © 2021 Trulieve. All Rights Reserved.

Management’s Use of Non-GAAP Financial Measures Our management uses financial measures that are not in accordance with generally accepted accounting principles in the United States, or GAAP, in addition to financial measures in accordance with GAAP to evaluate our operating results. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. Adjusted EBITDA is a financial measure that is not defined under GAAP. Our management uses this non-GAAP financial measure and believes it enhances an investor’s understanding of our financial and operating performance from period to period because it excludes certain material non-cash items and certain other adjustments management believes are not reflective of our ongoing operations and performance. Adjusted EBITDA excludes from net income as reported interest, share-based compensation, tax, depreciation, acquisition and transaction costs, fair value step-up of inventory from acquisitions, non-cash expenses and other income. The financial measures noted above are metrics that have been adjusted from the GAAP net income measure in an effort to provide readers with a normalized metric in making comparisons more meaningful across the cannabis industry, as well as to remove non- recurring, irregular and one-time items that may otherwise distort the GAAP net income measure. As noted above, our Adjusted EBITDA is not prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income, which is the most directly comparable financial measure calculated and presented in accordance with GAAP. Because of these limitations, we consider, and you should consider, Adjusted EBITDA together with other operating and financial performance measures presented in accordance with GAAP. A reconciliation of Adjusted EBITDA from net income, the most directly comparable financial measure calculated in accordance with GAAP, has been included at the end of this presentation. 3 │ © 2021 Trulieve. All Rights Reserved.Management’s Use of Non-GAAP Financial Measures Our management uses financial measures that are not in accordance with generally accepted accounting principles in the United States, or GAAP, in addition to financial measures in accordance with GAAP to evaluate our operating results. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. Adjusted EBITDA is a financial measure that is not defined under GAAP. Our management uses this non-GAAP financial measure and believes it enhances an investor’s understanding of our financial and operating performance from period to period because it excludes certain material non-cash items and certain other adjustments management believes are not reflective of our ongoing operations and performance. Adjusted EBITDA excludes from net income as reported interest, share-based compensation, tax, depreciation, acquisition and transaction costs, fair value step-up of inventory from acquisitions, non-cash expenses and other income. The financial measures noted above are metrics that have been adjusted from the GAAP net income measure in an effort to provide readers with a normalized metric in making comparisons more meaningful across the cannabis industry, as well as to remove non- recurring, irregular and one-time items that may otherwise distort the GAAP net income measure. As noted above, our Adjusted EBITDA is not prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income, which is the most directly comparable financial measure calculated and presented in accordance with GAAP. Because of these limitations, we consider, and you should consider, Adjusted EBITDA together with other operating and financial performance measures presented in accordance with GAAP. A reconciliation of Adjusted EBITDA from net income, the most directly comparable financial measure calculated in accordance with GAAP, has been included at the end of this presentation. 3 │ © 2021 Trulieve. All Rights Reserved.

Company Overview Founded in 2015 MISSION and VISION Nearly 5,000 employees as of Dec. 31, 2021 Our mission is to provide the 6 states (FL, CA, MA, CT, PA, WV) highest level of cannabis products and customer experiences *87 stores (FL, CA, CT, PA) through authentic and reciprocal relationships. Approximately 2.2M sq. ft. cultivation Profitable since 2018 4 │ © 2021 Trulieve. All Rights Reserved. 4 │ © 2021 Trulieve. All Rights Reserved. *As of May 15, 2021Company Overview Founded in 2015 MISSION and VISION Nearly 5,000 employees as of Dec. 31, 2021 Our mission is to provide the 6 states (FL, CA, MA, CT, PA, WV) highest level of cannabis products and customer experiences *87 stores (FL, CA, CT, PA) through authentic and reciprocal relationships. Approximately 2.2M sq. ft. cultivation Profitable since 2018 4 │ © 2021 Trulieve. All Rights Reserved. 4 │ © 2021 Trulieve. All Rights Reserved. *As of May 15, 2021

Trulieve Timeline – A History of Firsts

2015
Won the First Medical Marijuana Application in Florida

2016
Opened first dispensary and served first patient

2017
Filed for (and won) ability to grandfather in 14 stores above the Florida cap

2018
Profitable since 2018

RTO on CSE

MA Acquisition

CA Acquisition

2019
First to sell smokable flower in Florida

CT Acquisition

2020
First to sell Edibles in the state of Florida

PA Acquisition

WV License

2021
Expected organic growth and expansion through M&A and application processes

WV Acquisitions

PA Acquisition

Harvest Acquisition*

5 | © 2021 Trulieve. All Rights Reserved. ** Pending acquisition.*

Trulieve

A Top Performing Multi-State Operator

Current Reach: 6 States*

Operational Dispensaries: 87

Market Size: $12.5B

By 2025 According to Arcview/BDSA **

Building out our hub strategy in the Northeast and Southeast



WASHINGTON
MONTANA
NORTH DAKOTA
OREGON
IDAHO
MINNESOTA
WYOMING
SOUTH DAKOTA
WISCONSIN
MICHIGAN
NEVADA
NEBRASKA
IOWA
UTAH
COLORADO
ILLINOIS
INDIANA
OHIO
CALIFORNIA
KANSAS
MISSOURI
KENTUCKY
WEST VIRGINIA
VIRGINIA
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
TENNESSEE
NORTH CAROLINA
SOUTH CAROLINA
GEORGIA
ALABAMA
MISSISSIPPI
TEXAS
LOUISIANA
FLORIDA
MAINE
VERMONT
NEW HAMPSHIRE
NEW YORK
MASSACHUSETTS
RHODE ISLAND
CONNECTICUT
PENNSYLVANIA
NEW JERSEY
DELAWARE
MARYLAND

Operations

Florida
California
Connecticut
Pennsylvania

Under Construction

Massachusetts

Applications

WV approved

* *WV medical market to come online in 2021*

6 | © 2021 Trulieve. All Rights Reserved.

Trulieve

Go-to-Market Strategy

Providing the highest quality products, premier national brands, cherished local brands and the best consumer experience

Large & growing product line

600+ SKUs with multiple concentration ratios and strains



Powerful brand name partnerships

Helping our market grow faster with national brand names

LOVE'S OVEN
BLUE RIVER
SLANG WORLDWIDE
binske
Bhang

Building trust with local brands

Local brands build community support

SUNSHINE CANNABIS
BELLAMY BROTHERS
BLACK TUNA

Wholesale distribution

Extend our Trulieve brand in approved states. PA wholesales to 100% of market. MA wholesale launch in 2021.



Pennsylvania



Massachusetts

7
| © 2021 Trulieve. All Rights Reserved.

Trulieve

Trulieve
Medical Marijuana Treatment Center


HARVEST
HOUSE OF CANNABIS

Announced Definitive Agreement on May 10, 2021 to Acquire Harvest Health & Recreation - Creating the Most Profitable MSO

The Trulieve and Harvest combination expands the most profitable MSO. Our regional hub strategy provides leading market positions in the most attractive markets.

This combination allows us to **accelerate our national expansion strategy** and **go deeper in the markets we operate in** to support our mutual vision of increasing access to cannabis through industry-leading retail stores, innovative high-quality products and brands and delivering optimal customer experiences.

8 | © 2021 Trulieve. All Rights Reserved.

Combined Trulieve + Harvest Footprint

CA
AZ
NV
CO
UT

SOUTHWEST HUB
- **20** dispensaries
- **380K** sq. ft. of cultivation & production



CA
NV
UT
CO
AZ
PA
MA
CT
MD
WV
FL

Trulieve
HARVEST
Trulieve + HARVEST

MA
CT
PA
WV
MD

NORTHEAST HUB
- **16** dispensaries
- **282K** sq. ft. of cultivation & production

FL

SOUTHEAST HUB
- **90** dispensaries
- **2.430 M** sq. ft. of cultivation & production

HARVEST

9 | © 2021 Trulieve. All Rights Reserved.

Trulieve

Transaction Summary

PROPOSED TRANSACTION	• Trulieve to acquire all of the issued and outstanding shares of Harvest • Unanimously approved by the board of directors of each company • Accretive to Trulieve shareholders
CONSIDERATION TO HARVEST SHAREHOLDERS	• 0.1170 Trulieve share per Harvest share[1] • Implies $4.79 per Harvest share, or a 34% premium to closing share prices on May 7, 2021 • Resulting Ownership: Trulieve 73.3% / Harvest 26.7%, on a fully-diluted basis
KEY APPROVALS & CONDITIONS	• Harvest shareholder approval • Customary regulatory and court approvals as well as other customary closing conditions • Court approved Plan of Arrangement • HSR clearance
DEAL PROTECTION	• Harvest subject to standard non-solicitation provisions • More than 50% of the voting power of Harvest shares have entered into voting support agreements in favor of the transaction • Termination fees of $100 million if the transaction is termination under certain circumstances
TIMING	• Harvest special shareholder meeting anticipated in the third quarter

1. *Subject to potential adjustment in the event Harvest completes certain interim refinancing measures, with the adjustment in proportion to the incremental financing costs relative to the Transaction value.*

10 | © 2021 Trulieve. All Rights Reserved.

Going Deep in Florida Provides Scale in Operations One of the Largest US Cultivation Footprints – approaching 2.2M sq. ft. – Approximately 2.1M sq. ft. of cultivation capacity in FL (as of 6/1/21) • Indoor Cultivation – approximate turns of 5 • Greenhouse – approximate turns of 2 – Building out to 90K sq ft in PA, and 78K sq ft of canopy/production in MA High-End Extraction & Branded Product Development – Private label, medical grade cannabis consumer products – Super-critical ethanol and CO2 extraction and distillation processes to produce concentrates – Infrastructure ready to support BHO extraction methods Dispensary Market Leader – 82 Florida retail locations plus a statewide delivery program (as of 5/16/21) – Continuing to grow in 2021 to maintain lead in Florida – > 250,000 sq. ft. retail space (as of 6/1/21) 11 │ © 2021 Trulieve. All Rights Reserved. 11 │ © 2021 Trulieve. All Rights Reserved.Going Deep in Florida Provides Scale in Operations One of the Largest US Cultivation Footprints – approaching 2.2M sq. ft. – Approximately 2.1M sq. ft. of cultivation capacity in FL (as of 6/1/21) • Indoor Cultivation – approximate turns of 5 • Greenhouse – approximate turns of 2 – Building out to 90K sq ft in PA, and 78K sq ft of canopy/production in MA High-End Extraction & Branded Product Development – Private label, medical grade cannabis consumer products – Super-critical ethanol and CO2 extraction and distillation processes to produce concentrates – Infrastructure ready to support BHO extraction methods Dispensary Market Leader – 82 Florida retail locations plus a statewide delivery program (as of 5/16/21) – Continuing to grow in 2021 to maintain lead in Florida – > 250,000 sq. ft. retail space (as of 6/1/21) 11 │ © 2021 Trulieve. All Rights Reserved. 11 │ © 2021 Trulieve. All Rights Reserved.

Bringing New Innovations to Florida • Edibles – DOH approval August 2020, launched September 2020 – Trulieve Branded edibles: TruGels, TruChocolates, and TruNanoGels, TruGel Puckers – Partner Brands: Love’s Oven -- cookies, brownies Binske -- Peruvian chocolates • R&D team delivering new offerings – TruPowder, TruTincture Drops, TruWax, TruKief, CBN, TruSpectrum, Bellos • Expanded flower offerings – Ground flower and minis added to expand value product lineup • Partner brands with continuous launches throughout the year – Blue River, Binske, Slang releases in Florida – Local partners – Sunshine Cannabis, Bellamy Brothers and Black Tuna • Ready for hydrocarbon extraction in Florida when DOH approves – Ability to produce live resin from freshly harvested/flash frozen material – High quality concentrates products – for dabbing or vaporization 12 │ © 2021 Trulieve. All Rights Reserved. 12 │ © 2021 Trulieve. All Rights Reserved.Bringing New Innovations to Florida • Edibles – DOH approval August 2020, launched September 2020 – Trulieve Branded edibles: TruGels, TruChocolates, and TruNanoGels, TruGel Puckers – Partner Brands: Love’s Oven -- cookies, brownies Binske -- Peruvian chocolates • R&D team delivering new offerings – TruPowder, TruTincture Drops, TruWax, TruKief, CBN, TruSpectrum, Bellos • Expanded flower offerings – Ground flower and minis added to expand value product lineup • Partner brands with continuous launches throughout the year – Blue River, Binske, Slang releases in Florida – Local partners – Sunshine Cannabis, Bellamy Brothers and Black Tuna • Ready for hydrocarbon extraction in Florida when DOH approves – Ability to produce live resin from freshly harvested/flash frozen material – High quality concentrates products – for dabbing or vaporization 12 │ © 2021 Trulieve. All Rights Reserved. 12 │ © 2021 Trulieve. All Rights Reserved.

Florida Florida 82* dispensaries in Florida ~48% Market Share Fernandina Beach of Florida Medical Pensacola x2 Jacksonville x4 Cannabis Market Tallahassee Orange Park Ft. Walton St. Augustine Destin Gainesville Palm Coast Panama City Ocala Daytona Beach Summerfield Lady Lake Edgewater Longwood Clermont Brooksville Orlando x4 Wesley Chapel Titusville >567,000 New Port Richey Seffner Dunedin Davenport Palm Harbor Dedicated & growing Clearwater x2 Largo Lakeland Melbourne Seffner customer database 6/1/2021 Tarpon Springs Tampa x4 St. Petersburg x2 Brandon Englewood Sebring Sebastian Bradenton Vero Beach Sarasota Ft Pierce Cape Coral Stuart Venice Port St Lucy According to West Palm Cape Coral Boynton Delray Beach Port Charlotte Ft. Myers Arcview/BDSA, FL Punta Gorda Deerfield COVID Bonita Springs x2 Tamarac Ft. Lauderdale cannabis sales are Dania Beach Patient Access Behavior ~5,500 Miami expected to reach $2.6B Miami Walk-in 45%, Pickup 51% 6 week average new Dadeland by 2025, a CAGR of 25.3% and Delivery 4% Floridian patients 6/1/2021 from 2019 (as of 3/1/21) Key West *As of May 5, 2021 13 │ © 2021 Trulieve. All Rights Reserved. 13 │ © 2021 Trulieve. All Rights Reserved.Florida Florida 82* dispensaries in Florida ~48% Market Share Fernandina Beach of Florida Medical Pensacola x2 Jacksonville x4 Cannabis Market Tallahassee Orange Park Ft. Walton St. Augustine Destin Gainesville Palm Coast Panama City Ocala Daytona Beach Summerfield Lady Lake Edgewater Longwood Clermont Brooksville Orlando x4 Wesley Chapel Titusville >567,000 New Port Richey Seffner Dunedin Davenport Palm Harbor Dedicated & growing Clearwater x2 Largo Lakeland Melbourne Seffner customer database 6/1/2021 Tarpon Springs Tampa x4 St. Petersburg x2 Brandon Englewood Sebring Sebastian Bradenton Vero Beach Sarasota Ft Pierce Cape Coral Stuart Venice Port St Lucy According to West Palm Cape Coral Boynton Delray Beach Port Charlotte Ft. Myers Arcview/BDSA, FL Punta Gorda Deerfield COVID Bonita Springs x2 Tamarac Ft. Lauderdale cannabis sales are Dania Beach Patient Access Behavior ~5,500 Miami expected to reach $2.6B Miami Walk-in 45%, Pickup 51% 6 week average new Dadeland by 2025, a CAGR of 25.3% and Delivery 4% Floridian patients 6/1/2021 from 2019 (as of 3/1/21) Key West *As of May 5, 2021 13 │ © 2021 Trulieve. All Rights Reserved. 13 │ © 2021 Trulieve. All Rights Reserved.

Retail Sales Metrics Strong Brand and Customer Experiences are Key Q120 Customer Retention Rate 84% (Q1 Earnings Call) Same Store Sales increase of 39% (Q1 Earnings Call) Active Patients visited 2.8/mo Basket average of $113/visit (Q1 Earnings Call) Avg $ per sq ft run rate of $3163 Across 75 stores in 2020 (updated annually) Annual Patient Spend in Q420 was ~$3900 vs $3900 in Q419 (updated annually) No Ask Return policy generates <1% returns (updated annually) 14 │ © 2021 Trulieve. All Rights Reserved. 14 │ © 2021 Trulieve. All Rights Reserved.Retail Sales Metrics Strong Brand and Customer Experiences are Key Q120 Customer Retention Rate 84% (Q1 Earnings Call) Same Store Sales increase of 39% (Q1 Earnings Call) Active Patients visited 2.8/mo Basket average of $113/visit (Q1 Earnings Call) Avg $ per sq ft run rate of $3163 Across 75 stores in 2020 (updated annually) Annual Patient Spend in Q420 was ~$3900 vs $3900 in Q419 (updated annually) No Ask Return policy generates <1% returns (updated annually) 14 │ © 2021 Trulieve. All Rights Reserved. 14 │ © 2021 Trulieve. All Rights Reserved.

Jefferson County, FL • 84.97 acres of land purchased in 2019 in Jefferson County Future • Plans for ~ 1M sq ft 337K sq ft of state-of-the-art Construction indoor growing building facilities. • 24K sq ft buildings operational • 337,000 sq ft building will come online in 2021 24K sq ft buildings 15 │ © 2021 Trulieve. All Rights Reserved. 15 │ © 2021 Trulieve. All Rights Reserved.Jefferson County, FL • 84.97 acres of land purchased in 2019 in Jefferson County Future • Plans for ~ 1M sq ft 337K sq ft of state-of-the-art Construction indoor growing building facilities. • 24K sq ft buildings operational • 337,000 sq ft building will come online in 2021 24K sq ft buildings 15 │ © 2021 Trulieve. All Rights Reserved. 15 │ © 2021 Trulieve. All Rights Reserved.

Pennsylvania • PurePenn – 35K sq. ft. state-of-the-art cultivation & extraction facilities, expanding to 90K sq. ft. (1H 2021) to meet market demand – Contiguous land available for expansion – Wholesales to 118 stores – 100% of the Pennsylvania market • Solevo Wellness – 3 dispensaries in the Pittsburgh area – Strong patient base - dispensaries outperform PA market – Database of 28K+ medical patients • Keystone Shops – Announced definitive agreement in April to purchase 3 shops in the Philadelphia area According to Arcview/BDS Analytics, the Pennsylvania market is forecasted at $770 million by the end of 2025, a CAGR of 10.6% from 2019 + 16 │ © 2020 Trulieve. All Rights Reserved. 16 │ © 2021 Trulieve. All Rights Reserved.Pennsylvania • PurePenn – 35K sq. ft. state-of-the-art cultivation & extraction facilities, expanding to 90K sq. ft. (1H 2021) to meet market demand – Contiguous land available for expansion – Wholesales to 118 stores – 100% of the Pennsylvania market • Solevo Wellness – 3 dispensaries in the Pittsburgh area – Strong patient base - dispensaries outperform PA market – Database of 28K+ medical patients • Keystone Shops – Announced definitive agreement in April to purchase 3 shops in the Philadelphia area According to Arcview/BDS Analytics, the Pennsylvania market is forecasted at $770 million by the end of 2025, a CAGR of 10.6% from 2019 + 16 │ © 2020 Trulieve. All Rights Reserved. 16 │ © 2021 Trulieve. All Rights Reserved.

Massachusetts



Holyoke, MA

Cultivation & Processing

- In MA, Trulieve operates as Life Essence, Inc DBA Trulieve
- Trulieve holds final licenses for both adult use retail and a vertically integrated medical license, and provisional licenses for adult use cultivation and product manufacturing facilities.
- Planting started March 2021
- First store opens June 3, 2021, wholesale to start in 2H21
- Over 140,000 sq ft facility in Holyoke, MA will support:
  - Over 60,000 square feet of canopy, as defined by Massachusetts regulations, and 18,000 square feet of production
  - 3 medical/3 recreational marijuana dispensaries – or 3 co-located stores



According to Arcview/BDS Analytics, the Massachusetts market will reach $1.46 Billion in 2025, a CAGR of 16.4% from 2019.

17 © 2021 Trulieve. All Rights Reserved.

Trulieve

Connecticut & California



Bristol, CT Dispensary

- Connecticut
  - Acquisition of **The Healing Corner**, rebranded to Trulieve Q1 20
  - Opened in 2014, it's 1 of 18 dispensaries in the state
  - Serves approximately 10% of CT medical patient population
- California
  - Acquisition of **Leef Industries**
    - Licensed medical/adult-use cannabis dispensary in Palm Springs
  - Opened in May 2018

According to Arcview/BDSA, CT cannabis sales are expected to reach over $355M by 2025, a CAGR of 22.7% from 2019

According to Arcview/BDSA, total CA sales are expected to be over $7.4B by 2025, a CAGR of 16.7% from 2019

18 © 2021 Trulieve. All Rights Reserved.

Trulieve

West Virginia • Application Process – Won a processing permit in November 2020 – Won four dispensary permits in January 2021 – Locations: South Charleston in the greater Charleston area, Weston, Buckhannon, and Morgantown near the Pennsylvania border • Announced Acquisitions – Acquired Mountaineer Holdings – Cultivation permit and 2 dispensary permits – Upfront payment of $6M comprised of $3M cash, $3M stock – Definitive Agreement to acquire Solevo West Virginia – 3 dispensary permits in Morgantown (2) and Parkersburg (1) – Upfront payment $650K comprised of $150K cash, $500K stock • Plan to start operations in 2021 According to Arcview/BDSA, West Virginia cannabis sales are expected to reach over $31M by 2025 + 19 │ © 2020 Trulieve. All Rights Reserved. 19 │ © 2021 Trulieve. All Rights Reserved.West Virginia • Application Process – Won a processing permit in November 2020 – Won four dispensary permits in January 2021 – Locations: South Charleston in the greater Charleston area, Weston, Buckhannon, and Morgantown near the Pennsylvania border • Announced Acquisitions – Acquired Mountaineer Holdings – Cultivation permit and 2 dispensary permits – Upfront payment of $6M comprised of $3M cash, $3M stock – Definitive Agreement to acquire Solevo West Virginia – 3 dispensary permits in Morgantown (2) and Parkersburg (1) – Upfront payment $650K comprised of $150K cash, $500K stock • Plan to start operations in 2021 According to Arcview/BDSA, West Virginia cannabis sales are expected to reach over $31M by 2025 + 19 │ © 2020 Trulieve. All Rights Reserved. 19 │ © 2021 Trulieve. All Rights Reserved.

Financial Highlights 20 │ © 2021 Trulieve. All Rights Reserved.Financial Highlights 20 │ © 2021 Trulieve. All Rights Reserved.

Q1 2021 Results

In millions	Year Ended Dec 31 2019	Year Ended Dec 31 2020	3 Mo Ended March 31 2021
Total Revenue	$252.8	$521.5	$193.8
Gross Profit	$191.8	$386.4	$135.3
Operating Expenses	$73.4	$155.5	$57.3
Net Income	$53.1	$63.0	$30.1
Adj. EBITDA[1]	$ 126.4	$251.0	$90.8

Q1 2021 HIGHLIGHTS

REVENUE GROWTH

$193.8 million in Q1 2021
from $168.4 million in Q4 2020 and $96.1 million in Q1 2020

QoQ % Change
15%
YoY % Change
102%

ADJUSTED EBITDA[1] INCREASE

$90.8 million in Q1 2021
from $81.4 million in Q4 2020 and $48.5 million in Q1 2020

QoQ % Change
12%
YoY % Change
87%

1. *Adjusted EBITDA is a non-GAAP financial measure. See, slide 3 for disclosure regarding management's use of non-GAAP financial measures and slide 27 for a reconciliation to GAAP.*

21 | *© 2021 Trulieve. All Rights Reserved.*

Trulieve

Strong Growth and Margin Profile (As of March 23, 2021) 1 REVENUE Adjusted EBITDA & MARGIN FY2021 in US$ millions in US$ millions Incorporates our expansion into Massachusetts and West Virginia as $815 - $850 well as continued growth in Florida, $355-$375 Pennsylvania, Connecticut, and California. Targeting 114 Stores by year end. Based on these markets, current regulations, and foreseeable store growth, we have provided guidance of: •$815M to $850M in revenue •Generating $355M to $375M in adjusted EBITDA Source: Management estimates 22 │ © 2021 Trulieve. All Rights Reserved. 22 │ © 2021 Trulieve. All Rights Reserved.Strong Growth and Margin Profile (As of March 23, 2021) 1 REVENUE Adjusted EBITDA & MARGIN FY2021 in US$ millions in US$ millions Incorporates our expansion into Massachusetts and West Virginia as $815 - $850 well as continued growth in Florida, $355-$375 Pennsylvania, Connecticut, and California. Targeting 114 Stores by year end. Based on these markets, current regulations, and foreseeable store growth, we have provided guidance of: •$815M to $850M in revenue •Generating $355M to $375M in adjusted EBITDA Source: Management estimates 22 │ © 2021 Trulieve. All Rights Reserved. 22 │ © 2021 Trulieve. All Rights Reserved.

Significant Opportunity for Value Creation

Regulatory Opportunities

- SAFE Banking Act has passed House 3x and reintroduced in March 2021. Passing would:
  - Offer traditional banking loans/mortgages
  - Potential for credit cards
- Federal legalization -- MORE Act/STATES Act
  - If legalized, or moved to a schedule III or lower, 280E taxes would change, reducing tax payments and increasing net income and free cash flows
  - Potential access to US Exchanges

State Opportunities

Florida – Potential for Adult-Use ballot in 2022
•130M Tourists in Florida in 2019, 82M in 2020
Pennsylvania/Connecticut – Northeast markets are well-positioned and anticipating adult-use
Massachusetts – Wholesale allowed
West Virginia – Early market entrant

Expansion

- Strategic opportunities through M&A pipeline
- Explore attractive state license application processes

Execution

- Maintaining market leadership in Florida
- Implementing efficiencies and automation
- Capitalizing on growth opportunities

Momentum

- Building strong foundation for next regulatory catalyst
- Leading profitability offers significant foundation & capacity for growth

23 | © 2021 Trulieve. All Rights Reserved.

Trulieve

Appendix 24 │ © 2020 Trulieve. All Rights Reserved.Appendix 24 │ © 2020 Trulieve. All Rights Reserved.

Executive Management Team



KIM RIVERS

Chief Executive Officer

15 years of experience running successful businesses from real estate to finance. Legal background in M&A and securities law. Rivers serves as second vice chair for the National Cannabis Roundtable. She received her Bachelor's degree in Multinational Business and Political Science from Florida State University, and her Juris Doctorate from the University of Florida.



ALEX D'AMICO

Chief Financial Officer

20 years of accounting and finance experience in technology, healthcare entertainment and advertising.



KYLE LANDRUM

Chief Production Officer

10 years of multi-site operations management and successfully led large teams to achieve company goals.



TIM MOREY

Chief Sales Officer

20 years of of retail leadership and operations experience



ERIC POWERS

Chief Legal Officer

25 years of broad legal experience with a background in corporate and tax law, both in-house and private practice.

25 | © 2021 Trulieve. All Rights Reserved.

Trulieve

Board of Directors THAD BESHEARS, Director KIM RIVERS, Chief Executive Officer Co-Owner/President of Simpson Nurseries of FL and TN where he develops and implements 12 years of experience running successful businesses. Several years in private practice as a strategic vision while monitoring the market for opportunities for growth and expansion. lawyer specializing in mergers, acquisitions, and securities for multi-million dollar companies. Responsible for all sales operations, production, and inventory tracking. Under his guidance and Bachelor’s in Multinational Business and Political Science, Juris Doctorate from the University oversight, the company has more than doubled their annual sales. of Florida. THOMAS MILLNER, Director MICHAEL J. O’DONNELL SR., Director Strong combination of executive leadership, merchandising and multichannel operational skills, Former Executive Director of the Office of Innovation and Entrepreneurship at the University of and a philanthropic background. Central Florida. Served as CEO of Cabela's, a direct marketer and specialty retailer of outdoor recreation Principal in MOD Ventures, which invests in new ventures in various sectors. Co-founder of several merchandise, for nearly a decade. Prior to Cabela's, Milner spent 14 years as president and cannabis companies, including Trulieve, SACS, and 3Jays. Master of Science in Management from CEO of North Carolina's Remington Arms Company. the University of Central Florida. SUSAN THRONSON, Director RICHARD MAY, Director Experienced independent director with global digital, ecommerce and loyalty marketing President and Co-Owner of May Nursery, Inc. where he has 18 years of growing and managing experience experience. Thronson was Senior Vice President of Global Marketing for Marriott International, leading He has served on several agricultural and civic boards including the Southern Nursery Association Marriott's worldwide integrated marketing strategy and execution for its 15 hotel brands. and the Gadsden County Chamber of Commerce. May is a founding member of Trulieve. PETER T. HEALY , Director GEORGE HACKNEY, Director Attorney with a focus on capital markets, M&A, & private equity transactions. Clients have President and Owner of Hackney Nursery Company in Quincy, FL. Has presided over all aspects of included corporate issuers, Wall Street underwriters, and private equity firms. the operations of the company. Substantial experience representing issuers and underwriters in public offerings and private Served on several agricultural industry associations’ boards and earned many honors for his placements, private equity firms and sovereign wealth funds in their investment activities, commitment to the industry. Hackney Is a founding member of Trulieve and has also served on and corporate boards in governance matters and strategic transactions. many community boards. 26 │ © 2021 Trulieve. All Rights Reserved.Board of Directors THAD BESHEARS, Director KIM RIVERS, Chief Executive Officer Co-Owner/President of Simpson Nurseries of FL and TN where he develops and implements 12 years of experience running successful businesses. Several years in private practice as a strategic vision while monitoring the market for opportunities for growth and expansion. lawyer specializing in mergers, acquisitions, and securities for multi-million dollar companies. Responsible for all sales operations, production, and inventory tracking. Under his guidance and Bachelor’s in Multinational Business and Political Science, Juris Doctorate from the University oversight, the company has more than doubled their annual sales. of Florida. THOMAS MILLNER, Director MICHAEL J. O’DONNELL SR., Director Strong combination of executive leadership, merchandising and multichannel operational skills, Former Executive Director of the Office of Innovation and Entrepreneurship at the University of and a philanthropic background. Central Florida. Served as CEO of Cabela's, a direct marketer and specialty retailer of outdoor recreation Principal in MOD Ventures, which invests in new ventures in various sectors. Co-founder of several merchandise, for nearly a decade. Prior to Cabela's, Milner spent 14 years as president and cannabis companies, including Trulieve, SACS, and 3Jays. Master of Science in Management from CEO of North Carolina's Remington Arms Company. the University of Central Florida. SUSAN THRONSON, Director RICHARD MAY, Director Experienced independent director with global digital, ecommerce and loyalty marketing President and Co-Owner of May Nursery, Inc. where he has 18 years of growing and managing experience experience. Thronson was Senior Vice President of Global Marketing for Marriott International, leading He has served on several agricultural and civic boards including the Southern Nursery Association Marriott's worldwide integrated marketing strategy and execution for its 15 hotel brands. and the Gadsden County Chamber of Commerce. May is a founding member of Trulieve. PETER T. HEALY , Director GEORGE HACKNEY, Director Attorney with a focus on capital markets, M&A, & private equity transactions. Clients have President and Owner of Hackney Nursery Company in Quincy, FL. Has presided over all aspects of included corporate issuers, Wall Street underwriters, and private equity firms. the operations of the company. Substantial experience representing issuers and underwriters in public offerings and private Served on several agricultural industry associations’ boards and earned many honors for his placements, private equity firms and sovereign wealth funds in their investment activities, commitment to the industry. Hackney Is a founding member of Trulieve and has also served on and corporate boards in governance matters and strategic transactions. many community boards. 26 │ © 2021 Trulieve. All Rights Reserved.

Reconciliation of Non-GAAP Adjusted EBITDA

Reconciliation of Non-GAAP Adjusted EBITDA	For the Three Months Ended,			Three Months Ended March,		
(Figures in millions and % change based on these figures)	March 31, 2021	December 31, 2020	% change	2021	2020	% change
Net Income (GAAP)	$ 30.1	$ 3.0	889%	$ 30.1	$ 23.6	27%
Add (Deduct) Impact of:						
Depreciation and Amortization	$ 5.4	$ 4.0	36%	$ 5.4	$ 2.2	148%
Depreciation included in Cost of Goods Sold	$ 3.7	$ 4.1	0%	$ 3.7	$ 2.5	0%
Interest Expense, Net	$ 7.9	$ 3.7	115%	$ 7.9	$ 5.9	34%
Share-Based Compensation	$ 0.7	$ 0.6	33%	$ 0.7	$ 1.2	-39%
Other Expense (Income), Net	$ 0.0	$ 29.9	-100%	$ 0.0	$ (4.9)	-101%
Provision for Income Taxes	$ 34.5	$ 27.3	26%	$ 34.5	$ 17.9	93%
Acquisition and Transaction Costs	$ 2.0	$ 4.7	-57%	$ 2.0	$ -	
Covid Related Expenses	$ 3.8	$ 3.2	21%	$ 3.8	$ 0.1	3252%
Inventory Step up, Fair Value	$ 2.5	$ 1.0	165%	$ 2.5	$ -	
Total Adjustments	$ 60.7	$ 78.4	-23%	$ 60.7	$24.9	143%
Adjusted EBITDA	$ 90.8	$ 81.4	12%	$ 90.8	$48.5	87%

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Trulieve

Questions? 28 │ © 2020 Trulieve. All Rights Reserved.Questions? 28 │ © 2020 Trulieve. All Rights Reserved.